SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       January 23, 2004
               ---------------------------------------------------------------
                              (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware                333-70808                      52-2316339
------------------------------------------------------------------------------
(State of Incorporation)       (Commission                  (I.R.S. Employer
                               File Number)                Identification No.)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                        28288
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code (704) 374-6611
                                                          --------------

ITEM 7.    Financial Statements and Exhibits

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                 Description
---------------             -----------

    5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to the legality of the Certificates.

    8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to tax matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                     By: /s/ Teresa Hee
                                         -----------------------------------
                                     Name:  Teresa Hee
                                     Title: Vice President

January 23, 2004

INDEX TO EXHIBITS
    Exhibit No.               Description
    -----------               -----------

       5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to the legality of the Certificates.

       8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to tax matters.